SUMMARY PROSPECTUS SUPPLEMENT OF

MOA FUNDS CORPORATION

MOA RETIREMENT INCOME FUND

DATED AS OF NOVEMBER 7, 2025

The following disclosure replaces the text under the heading Principal Investment Strategies:

Principal Investment Strategies. The Fund invests in shares of other series of the Investment Company (“IC Funds”) in proportions that the Adviser selects to seek to meet the objective of the Fund, which is to achieve current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund generally invests 70% of its assets in fixed income IC Funds and 30% of its assets in equity IC Funds. These percentages will vary over time.

The updated summary and statutory prospectuses are posted on our website at MoAFunds.com.

This Supplement Should Be Retained With Your Prospectus For Future Reference.